                                                                   EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation by reference inthis registration statement of our report dated April 11, 1995, included in H.J. Heinz Company's Form 8-K/A dated May 30, 1995.

                                                            Arthur Andersen LLP

Chicago, Illinois
September 12, 1995